LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2004

Listed below are estimated per share rates to be distributed from ordinary income and capital gains for certain Portfolios of Lazard Retirement Series, Inc. The indicated Portfolios will be paying this distribution on August 12, 2004. The record date will be August 10, 2004, and the ex-dividend date will be August 11, 2004.

                                    Estimated Ordinary     Estimated Short-Term        Estimated Long-Term
                                      Income Dividend          Capital Gain          Capital Gain Distribution
      Portfolio                          Per Share        Distribution Per Share                Per Share
    -----------------------------------------------------------------------------------------------------------

    Retirement Equity                      $0.06                   --                          --

    Retirement Emerging Markets            $0.08                   --                          --

    Retirement International               $0.06                   --                          --
    Equity

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding.

August 9, 2004